UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 12, 2019
BLACK KNIGHT, INC.
(Exact name of Registrant as Specified in its Charter)

001-37394
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	81-5265638 (IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year
The Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of Black Knight, Inc. (“Black Knight” or the “Company”) was filed with the Secretary of State of the State of Delaware and became effective on June 13, 2019. The purpose of the changes to the Certificate of Incorporation was to eliminate the classified structure of our board over a three-year period. The board declassification will be phased in over a three-year period, beginning at the 2020 Annual Meeting, at and after which directors will be elected to one-year terms as the incumbents’ three-year terms expire. Beginning with the 2022 Annual Meeting, all directors will stand for annual elections. The Certificate of Incorporation does not change the unexpired three-year terms of directors elected prior to the effectiveness of the amendment, including those directors elected at the Annual Meeting of Shareholders held on June 12, 2019. The Certificate of Incorporation also provides that any director elected to serve on the board at the 2020 Annual Meeting or thereafter may be removed from office by the shareholders of the Company, with or without cause, by the affirmative vote of the holders of a majority of the outstanding capital stock of the Company then entitled to vote generally in the election of directors. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders
The Black Knight Annual Meeting of Shareholders was held June 12, 2019. As of April 15, 2019, the record date for the Annual Meeting, 149,917,825 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:
1. To elect two Class I directors to serve until the Company’s 2022 Annual Meeting of Shareholders, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
David K. Hunt	103,404,048	24,992,719	9,213,744
Ganesh B. Rao	103,404,715	24,992,052	9,213,744
Directors whose term of office as a director continued after the meeting are as follows:
Class II (term expires at the 2020 Annual Shareholders Meeting): Anthony M. Jabbour, Richard N. Massey and John D. Rood.
Class III (term expires at the 2021 Annual Shareholders Meeting): William P. Foley, II and Thomas M. Hagerty.
2. To approve our Second Amended and Restated Certificate of Incorporation to de-classify our board of directors.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
128,117,758	235,658	43,351	9,213,744
3. To approve a management proposal that our board of directors adopt “majority voting” in uncontested director elections.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
128,077,789	260,216	58,762	9,213,744

4. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
67,610,739	58,175,047	2,610,981	9,213,744
5. Ratification and appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

FOR	AGAINST	ABSTAIN
136,188,602	1,384,286	37,623

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
3.1	Second Amended and Restated Certificate of Incorporation of Black Knight, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.
Date:	June 13, 2019	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President and General Counsel